EXHIBIT 31

CAPITAL ACCESS POINT I, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of CAPITAL ACCESS POINT, I, INC. (the Company) on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Nelson Shapiro, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Nelson Shapiro and will be retained by CAPITAL ACCESS POINT I, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 30, 2018

By:	/s/ Nelson Shapiro
Nelson Shapiro
President
(Principal Executive Officer)